485APOS

As filed with the Securities and Exchange Commission on February 3, 2012

1933 Act Registration Number: 033-53698

1940 Act Registration Number: 811-07322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 65	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 66

(Check appropriate box or boxes.)

The Integrity Funds

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant's Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, ND 58703

(Name and Address of Agent for Service)

With Copies to:

Felice R. Foundos, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603-4080

Approximate Date of Proposed Public Offering As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

on (date), pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (date), pursuant to paragraph (a)(1)

X	75 days after filing pursuant to paragraph (a)(2)

on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

CONTENTS OF
POST-EFFECTIVE AMENDMENT NO. 65

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—Prospectus for the Integrity Dividend Harvest Fund

Part B—Statement of Additional Information for the Integrity Dividend Harvest Fund

Part C—Other Information

Signatures

List of Exhibits

Exhibits

The Integrity Funds is a multi-series investment company that consists of four series. Three of those series, the Williston Basin/Mid-North America Stock Fund, the Integrity Growth & Income Fund, and the Integrity High Income Fund, are not included in this amendment to the Registration Statement and are not affected by this amendment to the Registration Statement.

[Logo]	[_____________], 2012

SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus dated February 3, 2012

THE INTEGRITY FUNDS
Class A Shares

INTEGRITY DIVIDEND HARVEST FUND
TICKER: [_____]

PROSPECTUS

This prospectus is intended to provide important information to help you evaluate whether the Integrity Dividend Harvest Fund may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Dividend Harvest Fund can help you achieve your financial goals, call Integrity Funds Distributor, LLC at 800-276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTEGRITY DIVIDEND HARVEST FUND—FUND SUMMARY	1

ADDITIONAL INFORMATION	4

PORTFOLIO HOLDINGS DISCLOSURE	5

FUND MANAGEMENT	5
Investment Adviser	5
Portfolio Managers	6
Additional Information about Portfolio Managers	6
Manager-of-Managers	6

THE SHARES OFFERED	7

HOW TO REDUCE YOUR SALES CHARGE	7
Sales Charge Reductions	8
Sales Charge Waivers	8
Additional Information	9

HOW TO BUY SHARES	9
Minimum Investments and Share Price	9

IMPORTANT INFORMATION ABOUT PURCHASES	10
USA PATRIOT Act	10
Purchases Made Through a Financial Adviser	10
Systematic Investing—The Monthomatic Investment Plan	11

SPECIAL SERVICES	11
Exchanging Shares	11
Reinstatement Privilege	12
Telephone Privileges	12

HOW TO SELL SHARES	12
Systematic Withdrawal Program	13

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	13
Market Timing	13

DISTRIBUTIONS	15
Dividends and Distributions	15
Reinvestment Options	15

FEDERAL TAX MATTERS	15

NET ASSET VALUE	18

FUND SERVICE PROVIDERS	18

SHAREHOLDER INQUIRIES AND MAILINGS	19

FINANCIAL HIGHLIGHTS	19

INTEGRITY DIVIDEND HARVEST FUND—FUND SUMMARY

Investment Objectives

The Integrity Dividend Harvest Fund (the "Fund") seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "The Shares Offered" on page __ of the Fund's prospectus, "How to Reduce Your Sales Charge" on page __ of the prospectus and "Purchase and Redemption of Shares" on page B-__ of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.75%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.76%
Fee Waivers and Expense Reimbursements(3)	(0.60)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.16%

(1)	Other expenses are based on estimated amounts for the current fiscal year.

(2)	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

(3)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through [____________], 2013 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% of the Fund's average daily net assets. This expense limitation agreement may only be terminated or modified prior to [____________], 2013 with the approval of the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It shows costs whether you redeemed all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets in dividend-paying equity securities. In addition, under normal market conditions, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years.

The Fund may invest in companies of any size. The Fund's Portfolio Management Team ("Team") also considers additional factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

The Fund may invest up to 30% of its net assets in foreign securities.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated or if it fails to raise its dividend.

The Fund is non-diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market and Economic Risk: The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including: actual earnings that do not meet generally accepted forecasts or estimates of earnings; changes in the general interest rate environment that have a negative impact on the valuation of earnings; the market undervaluing the stocks in the Fund's portfolio; developments affecting particular issuers, industries, or geographic sectors; a general decline in the stock market; poor stock selection by the Team; and social or political changes that alter investors' future expectations of company earnings.

Preferred Stock Risk: Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund's distributions to shareholders could decline when dividend income from stocks in the Fund's portfolio declines. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund's ability to generate income.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Risks of Stocks of Development Stage and Small Capitalization Companies: The Fund may invest in stocks of development stage and small capitalization companies, which involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. As a result, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records, or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may, therefore, be more vulnerable to adverse business or economic events than larger, more established companies.

Foreign Stock Risk: The Fund may invest in securities of non-U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts ("ADRs"), Global Depositary Receipts, and European Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Risks of Non-Diversification: Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio of a diversified fund.

Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in existence for a full calendar year.

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Shannon Radke	Since Inception	Lead Portfolio Manager
Josh Larson	Since Inception	Portfolio Manager
Michael Morey	Since Inception	Portfolio Manager
Kyle Pankratz	Since Inception	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

ADDITIONAL INFORMATION

Investment Objectives

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. These investment objectives are non-fundamental, which means that they may be changed without shareholder vote. Shareholders would be given at least 60 days' notice prior to any such change.

Temporary Defensive Positions, Cash Management Investments, and Certain Other Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may, from time to time, invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

The Fund may invest in other investment companies to the extent permitted by federal law and any exemptions granted by the Securities and Exchange Commission upon which the Fund may rely.

The Fund may enter into certain hedging transactions. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund is permitted to enter into these transactions solely (i) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased or (ii) to close out or offset existing positions. The instruments used to implement these strategies may include, among other things, financial futures contracts and options on financial futures.

Additional Risk Information

In addition to the principal risks discussed in the Fund Summary, you should also consider carefully the following risks that you assume when you invest in the Fund:

U.S. Agency Securities Risk: The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Hedging Risk: The ability of the Fund to benefit from options and futures is largely dependent on the ability of Viking Management, LLC ("Viking Management" or the "Investment Adviser") to use these strategies successfully. If the Investment Adviser's judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions and will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA"), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements: The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The Fund may invest in other investment companies. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying exchange-traded funds ("ETFs") and other investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Fund. A description of these policies and procedures is provided in the Fund's Statement of Additional Information ("SAI").

FUND MANAGEMENT

Investment Adviser

The overall management of the business and affairs of the Fund is the responsibility of the Board of Trustees of The Integrity Funds. Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to the Fund.

Prior to August 1, 2009, Integrity Money Management, Inc. ("Integrity Money Management"), a subsidiary of Integrity Mutual Funds, Inc. ("Integrity"), served as investment adviser to each then-existing series of The Integrity Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor Investors, LLC ("Corridor") and Viking Management (collectively as buyer) (together with certain related transactions, the "Transaction"). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of The Integrity Funds, and Shannon D. Radke, the president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor. Viking Management has served as investment adviser to Viking Mutual Funds since 1999. As of _________, 2012, Viking Management had net assets under management of approximately $_____ million.

Viking Management is responsible for (a) providing a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (b) making investment decisions for the Fund; and (c) placing orders to purchase and sell securities for the Fund. The Fund's investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides for an annual fund management fee computed daily and paid monthly at an annual rate equal to 0.75% of average daily net assets.

The Fund generally pays its own operating expenses, including but not limited to the costs associated with custodian, administrative, transfer agent, accounting, legal and audit services. (Please refer to the SAI for an additional discussion of Fund expenses.) A portion of these costs may be reimbursed by the Investment Adviser, either at its discretion or pursuant to a contractual fee waiver and expense reimbursement agreement. The current contractual fee waiver and expense reimbursement agreement for the Fund is described in the Fund Summary under the heading "Fees and Expenses of the Fund." In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Board Approval of Investment Advisory Agreement

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement for the Fund will be available in the Fund's semi-annual report for the period ended June 30, 2012.

Portfolio Managers

Viking Management provides advisory services to the Fund under a portfolio management team (the "Team") that is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The Team currently consists of Shannon Radke, who acts as the Lead Portfolio Manager, assisted by Josh Larson, Michael Morey and Kyle Pankratz.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an unrelated investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 13 years. In addition to the Fund, Mr. Radke serves as co-portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson received Bachelor of Science degrees in finance and management from Minot State University in 2010. Since October 2010, he has served as a fund accountant for the Integrity Viking Funds and as a research analyst for certain funds advised by Viking Management.

Mr. Morey received a Bachelor of Science degree in finance from Minot State University in 2010. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. Mr. Morey is also a Regional Director for the Integrity Viking Funds (with respect to the State of Texas). In addition, he is enrolled in the Chartered Financial Analyst Program.

Mr. Pankratz received a Bachelor of Science degree in finance from Minot State University in 2009. Since July 2009, he has served as a fund accountant for the Integrity Viking Funds and, since October 2011, as supervisor of research for certain funds advised by Viking Management.

Additional Information about Portfolio Managers

The SAI contains additional information about the compensation of the portfolio managers, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities of the Fund.

Manager-of-Managers

Under the Investment Advisory Agreement, the Investment Adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the "1940 Act") generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of the then-existing funds of The Integrity Funds approved a "manager-of-managers" structure for their fund, and, in December 2011, the initial shareholder of the Fund approved the structure for the Fund. Under the terms of an order from the SEC, the Fund may be managed under a "manager-of-managers" structure (the "SEC Order"). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders.

Under the "manager-of-managers" structure, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to the Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies, and restrictions.

THE SHARES OFFERED

The Fund offers Class A shares. You can buy shares of the Fund at the offering price, which is the net asset value ("NAV") per share plus an up-front sales charge. The Fund has adopted a plan under Rule 12b-1 under the 1940 Act that authorizes it to compensate its distributor, Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or the "Distributor") for services performed and expenses incurred by the Distributor in connection with the distribution of shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under its plan, the Fund may pay an annual Rule 12b-1 fee of up to 0.25%, of its average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The up-front sales charge and the commissions paid to dealers for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.25%	4.44%	3.50%
$250,000 but less than $500,000	3.25%	3.36%	2.50%
$500,000 but less than $750,000	2.50%	2.56%	2.00%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1% Contingent Deferred Sales Charge ("CDSC"), based on the cumulative cost of the shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

If you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares for qualified retirement plans or of $1 million or more.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on shares of the Fund. To receive a reduction in your initial sales charge, you must let your financial advisor know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Fund such as:

•	information or records regarding shares of the Fund or other Integrity/Viking funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	information or records regarding shares of the Fund or other Integrity/Viking funds held in any account of the shareholder at another financial intermediary; and

•

information or records regarding shares of the Fund or other Integrity/Viking funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. The Fund may modify or discontinue these programs at any time.

Sales Charge Reductions

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity/Viking family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Integrity/Viking family of funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when the investor sells his or her shares, if earlier), the sales charge will be adjusted upward and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

The Fund has a group investment and reinvestment program (the "Group Program") that allows investors to purchase shares of the Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

Sales Charge Waivers

Shares may be purchased without an initial sales charge by particular classes of investors, including (i) owners of interests in Corridor and current and former officers, trustees, directors, governors, and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves or for members of their immediate families (as defined in the SAI), or for any company or corporation in which the foregoing persons own a 25% or greater stake; (ii) current and former registered representatives and employees, including their immediate families (as defined in the SAI), of certain broker-dealers having selling group agreements with Integrity Funds Distributor; (iii) current and former employees of certain entities providing advisory, custody, or administrative services to the Fund; (iv) trusts, pension, profit-sharing or other benefit plans for certain of the persons described in (i), (ii) and (iii); (v) purchasers of shares in connection with the acquisition of the assets of or merger or consolidation with another investment company; (vi) investors purchasing through certain fee-based entities; and (vii) certain retirement plans, foundations, and endowments. For additional information about available sales charge waivers, call your investment representative or call Integrity Fund Services, LLC at 800-601-5593. A list of available sales charge waivers may be found in the SAI.

The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Financial institutions which purchase shares of the Fund for accounts of their customers may impose separate charges on these customers for account services.

Additional Information

The Fund makes available, free of charge, more information about sales charges and sales charge reductions and waivers through the Fund's website at www.integrityvikingfunds.com (which includes hyperlinks that facilitate access to this information). Additional information is also available from the SAI or from your financial adviser.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. The Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in "proper form" if the Fund's transfer agent, Integrity Fund Services, LLC ("Integrity Fund Services" or the "Transfer Agent") has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House ("ACH") transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call the Transfer Agent at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time for you to receive that day's share price and the Transfer Agent must be notified that it has been sent. The Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase of shares. It is the broker or dealer's responsibility to promptly forward payment and the purchase application to the Transfer Agent for the investor to receive the next determined NAV. Checks should be made payable to the name of the Fund. The Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

The Fund may reject any purchase orders, including exchanges, for any reason. The Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser's opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor's trading history in the Fund or other funds in the Integrity/Viking family of funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for the Transfer Agent or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Minimum Investments and Share Price

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Fund may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the NYSE, you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth, and other information that will allow the Fund to identify you. You may also be asked to provide documents that may help the Fund to establish your identity, such as your driver's license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business, and Taxpayer Identification Number and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth, and social security number. You may also be asked to provide documents such as driver's licenses, articles of incorporation, trust instruments or partnership agreements, and other information that will help the Fund identify the entity.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with the Investment Adviser, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or the Distributor. Please refer to the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, the Investment Adviser, the Distributor, or one or more of their affiliates, out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed under the heading "Fees and Expenses of the Fund" in the Fund Summary.

The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the funds ("Integrity/Viking funds") distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Integrity/Viking fund shares and/or total assets of Integrity/Viking funds held by the firm's customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors:

•	the firm's total assets held in and recent investments in Integrity/Viking funds;

•	the firm's level of participation in Integrity/Viking fund sales and marketing programs;

•	the firm's compensation program for its registered representatives who sell Integrity/Viking fund shares and provide services to Integrity/Viking fund shareholders; and

•	the asset class of the Integrity/Viking funds for which these payments are provided.

For fiscal year 2011, these payments in the aggregate were approximately ____% to ____% of the assets in the Integrity/Viking funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed under the heading "Fees and Expenses of the Fund" in the Fund Summary.

Systematic Investing—The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the "Monthomatic Plan"). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

With the Monthomatic Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union ("financial institution") account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs. If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Fund may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder's Monthomatic Plan if any item is unpaid by the shareholder's financial institution. There is no charge for the Monthomatic Plan.

SPECIAL SERVICES

To help make investing with Integrity Funds Distributor easy and efficient, the following services are offered.

Exchanging Shares

You may exchange shares for shares of other funds underwritten by the Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. You will not pay sales charges when exchanging between funds of the same class with identical sales charge schedules. Exchange purchases are subject to the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a CDSC, for purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

If you were a shareholder of the IPS Millennium Fund or IPS New Frontier Fund on April 22, 2005, you may exchange shares within the same class into other funds underwritten by the Distributor without paying a sales charge, regardless of whether you are exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.

For tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could however assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction, both signed by all registered owners. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at NAV without incurring any additional charges. If you paid a CDSC, the Fund will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Fund takes certain measures to verify telephone requests, it will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays and Good Friday. You will receive the share price based on the NAV next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the Fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. In addition, if you redeem shares through your investment representative, please note that your investment representative may charge a processing or service fee.

Requests to sell $100,000 worth of shares or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or with a simple letter addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

To properly complete your redemption request, your request must include the following information:

•	the Fund's name;

•	your name and account number;

•	the dollar or share amount you wish to redeem;

•	any required signatures;

•	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	the address where you want your redemption proceeds sent (if other than the address of record);

•	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

•	any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank account through the ACH network. If you choose to receive proceeds via check, the Transfer Agent will usually send the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to fifteen days from the date of purchase. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm; a notary public cannot provide a signature guarantee.

You should note that the Fund reserves the right to liquidate your account (other than an IRA) upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares. The Fund also reserves the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities or entirely in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

The Fund may suspend the right of redemption under the following unusual circumstances:

•	when the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any CDSC with the Systematic Withdrawal Program (the "Program"). You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Program. A shareholder who participates in the Monthomatic Plan is ineligible to participate in the Program. To participate in the Program, shares may not be in certificated form. You may terminate participation in the Program at any time. The Fund may terminate or modify the Program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing

The Fund is designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund; the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Integrity Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Fund and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Fund, the Investment Adviser and their agents monitor selected trades and flows of money into and out of the Fund in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, the Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Fund will impose the following restrictions:

•	the Fund will restrict or refuse purchase or exchange orders that the Fund or the Distributor believes constitute excessive trading;

•	the Fund will reject transactions that violate the Fund's excessive trading policies;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will monitor all redemptions that take place within thirty days of purchase; and

•	the Fund will process trades received after 3:00 p.m. (Central Time) at the next business day's NAV.

However, trades transmitted through National Securities Clearing Corporation ("NSCC") that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to the customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in "omnibus accounts" on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Fund has fair value pricing procedures in place that are described in further detail in the "Net Asset Value" section of this prospectus. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Fund attempts to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

DISTRIBUTIONS

Dividends and Distributions

The Fund will declare net investment income as dividends quarterly and payable quarterly. The Fund will pay substantially all of its capital gains annually prior to the close of the fiscal year in which the gains are earned. The amount of any distributions will vary and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Fund automatically reinvests your dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the Transfer Agent receives the request. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder's registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

FEDERAL TAX MATTERS

[To be updated]

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be acquired by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

The Fund intends to qualify as a regulated investment company ("RIC") under the federal tax laws. If the Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). After the end of each year, you will receive a tax statement that separates the Fund's distributions into two categories: ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. A portion of the capital gains dividends from the Fund may be subject to a 25% tax rate. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a RIC (such as the Fund) are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of the Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Fund makes certain elections and certain other conditions are met.

In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

Cost Basis Method

You may elect a cost basis method to apply to existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with The Integrity Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with The Integrity Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are sold first. Financial intermediaries choose their own default method.

NET ASSET VALUE

The Fund calculates its NAV as of the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) on each day the NYSE is open for trading; shares will not be priced on days when the NYSE is closed for trading. If portfolio investments of the Fund are traded in markets on days when the NYSE is not open, the Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

The Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio by adding the value of the Fund's investments plus cash and other assets, deducting liabilities, and then dividing the results by the number of its shares outstanding. The Fund's investments are primarily valued using market quotations. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by Integrity Fund Services. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent the Fund invests in open-end management investment companies, the Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

If market prices are not readily available, invalid or unreliable, or when a significant event occurs, the fair value of securities is determined using procedures approved by the Board of Trustees. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by Integrity Fund Services under procedures approved by the Board of Trustees. In such a case, the Fund's NAV will be subject to the judgment of Integrity Fund Services rather than being determined by the market.

To the extent that the Fund's assets are traded in other markets on days when the Fund is not open for business and does not price its shares, the NAV of the Fund's shares may be affected on those days when shareholders may not be able to purchase or sell the Fund's shares. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, a wholly owned subsidiary of Corridor, is the Fund's transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs pricing, data processing, accounting, and other administrative services for the operation of the Fund and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Fund should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Fund may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the shares of the Fund are newly offered, there is no financial information available for the shares as of the date of this prospectus.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

1 Main Street North • Minot, ND 58703 • 701-852-5292
PO Box 500 • Minot, ND 58702
PO Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Adviser

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

[____________]
[____________]
[____________]
[____________]

Legal Counsel

Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

To learn more about the Fund, you may want to read the Fund's SAI, which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the prospectus, which means that you should consider the contents of the SAI to be part of this prospectus. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of the Fund's SAI or other Fund information or to make inquiries, or visit the Fund's website at www.integrityvikingfunds.com.

Prospective investors and shareholders who have questions about the Fund may write to:

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
or call 800-276-1262

The general public can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (please call 1-202-551-8090 for information on the operations of the Public Reference Room). Reports and other information about the Fund are also available for free on the EDGAR Database on the SEC's website at http://www.sec.gov. Copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to Investment Company Act File No. 811-07322 when seeking information about the Fund from the SEC.

[Logo]

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information dated February 3, 2012

Statement of Additional Information
[___________], 2012

THE INTEGRITY FUNDS
Class A Shares

INTEGRITY DIVIDEND HARVEST FUND
TICKER: [_____]

PO Box 500
Minot, North Dakota 58702
701-852-5292
800-601-5593 • Transfer Agent
800-276-1262 • Marketing

This Statement of Additional Information ("SAI") is not a prospectus, but it should be read in conjunction with the prospectus of the Integrity Dividend Harvest Fund (the "Fund"), dated [__________], 2012 ("Prospectus"). The Fund is a separate investment portfolio of The Integrity Funds (the "Trust" or the "Integrity Funds"), an open-end management company organized as a Delaware statutory trust. Copies of the Prospectus may be obtained at no charge from the Fund by writing to the above address or calling 800-276-1262.

TABLE OF CONTENTS

THE INTEGRITY FUNDS	B-1

INVESTMENT RESTRICTIONS	B-1

INVESTMENT POLICIES	B-2

INVESTMENTS AND RISKS	B-2

ADDITIONAL INFORMATION	B-21
Temporary Defensive Positions and Cash Management Investments	B-21

DISCLOSURE OF PORTFOLIO HOLDINGS	B-21
Internet Site and Quarterly Advertisements	B-22
SEC Filings	B-22
Other Disclosure	B-22

TRUSTEES AND OFFICERS	B-23
Additional Information About Trustees and Officers	B-25
Independent Trustees	B-25
Interested Trustee	B-26
Officers	B-26

ORGANIZATION AND CAPITALIZATION	B-28

SHAREHOLDER AND TRUSTEE LIABILITY	B-29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-29

INVESTMENT ADVISER	B-29
Portfolio Managers	B-30
Manager-of-Managers	B-32
Code of Ethics	B-32

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR	B-33
Transfer Agent	B-33
Accounting Service Provider and Administrator	B-33

CUSTODIAN	B-33

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-33

COUNSEL	B-33

DISTRIBUTOR	B-33
12b-1 Plan	B-33

PROXY VOTING POLICY	B-35

PORTFOLIO TRANSACTIONS	B-35

TABLE OF CONTENTS (cont.)

PURCHASE AND REDEMPTION OF SHARES	B-37
Monthomatic Investment Plan	B-39
Exchange Privilege	B-39
Reinstatement Privilege	B-40
Minimum Investment	B-40
Redemptions	B-40
Telephone Privileges	B-40
Additional Information on Purchases and Redemptions	B-40
Systematic Withdrawal Program	B-41

NET ASSET VALUE	B-41

EXPENSES OF THE FUND	B-42

FEDERAL TAX MATTERS	B-43
Distributions	B-44
Sale or Exchange of Fund Shares	B-45
Deferral of Basis	B-45
Nature of Fund's Investments	B-45
Futures Contracts and Options	B-45
Buying Shares Close to a Record Date	B-45
Investments in Certain Foreign Corporations	B-46
Backup Withholding	B-46
Foreign Tax Credit	B-46
Non-U.S. Shareholders	B-46
Other Taxation	B-47

FINANCIAL STATEMENTS	B-47

APPENDIX A—DESCRIPTION OF SHORT-TERM AND LONG-TERM OBLIGATION RATINGS	B-48

THE INTEGRITY FUNDS

The Integrity Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company ("mutual fund") consisting of four separate series: Williston Basin/Mid-North America Stock Fund (the "WB/MNAS Fund") and Integrity Growth & Income Fund (the "Growth & Income Fund"), both of which are diversified funds; and Integrity High Income Fund (the "High Income Fund") and Integrity Dividend Harvest Fund ("Dividend Harvest Fund"), both of which are non-diversified funds. This Statement of Additional Information relates to the Dividend Harvest Fund (the "Fund"). The Board of Trustees of the Trust (the "Board of Trustees") may create additional funds as it deems appropriate.

Viking Fund Management, LLC ("Viking Management" or the "Investment Adviser") acts as investment adviser to the Fund.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of the Fund: (i) the references to the Investment Company Act of 1940 ("the 1940 Act") include the rules thereunder, interpretations of the SEC, and any exemptive order upon which the Fund may rely; and (ii) the references to the Internal Revenue Code of 1986, as amended (the "Code") include the rules thereunder, Internal Revenue Service ("IRS") interpretations, and any private letter ruling or similar authority upon which the Fund may rely. Except as required by the 1940 Act, the Code or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The fundamental policies of the Fund cannot be changed without the affirmative vote of the lesser of: (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board of Trustees may change a non-fundamental policy of the Fund without shareholder approval.

The Fund, as a matter of fundamental policy, may not without the approval of a majority of the shares of the Fund:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund's total assets from banks, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are generally fund obligations that have a priority over a fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased to the extent of the fund's gross assets.

With respect to the fundamental policy relating to concentration in (3) above, the 1940 Act does not define what constitutes "concentration" in an industry. The staff of the SEC has taken the position that the investment of 25% or more of a fund's assets in securities of one or more issuers conducting their principal activities in the same industry constitutes concentration in an industry. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Fund. As non-fundamental policies, the Fund:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements, and instruments evidencing loans of securities. Such securities may, however, become a part of the Fund's assets through a merger, exchange, or recapitalization involving securities already held in the Fund;

2.

will not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement;

3.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Fund by the SEC; and

4.

may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement.

In addition, as a non-fundamental investment policy, under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying equity securities. For purposes of this investment policy, "assets" includes the Fund's assets, as well as any amounts borrowed for investment purposes. The Board of Trustees has adopted a policy to provide investors with at least sixty days' notice prior to any change in this investment policy. Any notice required to be delivered to shareholders of the Fund for the purpose of announcing an intended change in this non-fundamental policy will be provided in a separate written document. Each such notice will contain, in boldface type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.

INVESTMENTS AND RISKS

The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus.

Equity Securities

The Fund may invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the Fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Equity securities in which the Fund may invest include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The Fund may also invest in warrants and rights related to common stocks.

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities (generally known as "junk bonds"), rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. See "Lower Rated or Unrated Securities" below.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes: Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations: Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation: There may be little trading in the secondary market for particular debt securities, which may affect adversely the Fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Securities with Equity and Debt Characteristics

The Fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible, preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for Fund investment limit purposes.

Convertible bonds, convertible preferred stocks, and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

Warrants

The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, may be considered a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security may be magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. Government, or by its agencies or instrumentalities. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

U.S. Treasury Securities: U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal Agency Securities Backed by "Full Faith and Credit": The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association ("Ginnie Mae"), the Veterans Administration ("VA"), the Federal Housing Administration ("FHA"), the Export-Import Bank ("Exim Bank"), the Overseas Private Investment Corporation ("OPIC"), the Commodity Credit Corporation ("CCC"), and the Small Business Administration ("SBA").

Other Federal Agency and Entity Obligations

The Fund may invest in other federal agency and entity obligations. Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government. These agencies and entities include, but are not limited to: Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority, and Federal Farm Credit Bank System.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency ("FHFA"). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Foreign Government Obligations

The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities, or political subdivisions. These securities may be denominated in United States dollars or in another currency. See "Foreign Investments."

Bank Obligations

The Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers' acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes (including Master Notes) issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and an investment adviser acting as agent, for no additional fee, in its capacity as investment adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Investment Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). The Fund may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed-Income Securities

Other fixed-income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments, including repurchase agreements "collateralized fully," as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act.

Variable Amount Master Demand Notes

The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes

The Fund may invest in variable and floating rate notes. A variable rate note is one whose terms provide for the value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments

The Fund may invest in certain obligations or securities of foreign issuers. Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, and legal standards and practices in some countries; changing local, regional, and global economic, political, and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country may be viewed as a country that is in the earlier stages of its industrialization cycle with a lower per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The Fund anticipates that investments in securities of issuers in developing countries will be limited.

Additional costs could be incurred in connection with the Fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Depositary Receipts

The Fund's investments may include securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs are depositary receipts normally issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Investments in Small and Unseasoned Companies

The Fund may invest in small and unseasoned companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, limited product lines, limited markets, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources and can be more susceptible to losses. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. They may be followed by fewer investment research analysts and may be subject to wider price swings than stocks of other companies. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

When Issued, Delayed Delivery, and Forward Commitment Transactions

The Fund may enter into commitments to purchase or sell securities at a future date. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments in connection with these transactions exceed its segregated assets, the Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, the Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the Fund may sell such securities.

The Fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the risk of price and yield fluctuations during the time of the commitment. The Fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.

Lower-Rated or Unrated Securities

Securities rated Baa by Moody's or BBB by S&P or lower, or deemed of comparable quality by the Investment Adviser, may have speculative characteristics. Securities rated below investment grade (i.e., Ba or BB or lower), or deemed of comparable quality by the Investment Adviser (i.e., "junk bonds"), have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, generally have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing; to have a current identifiable vulnerability to default; to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial, or economic conditions; and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by the Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as the secondary market for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions, and investment companies. In addition, the trading market for lower-rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring it to rely more on judgment. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest a portion of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund's assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Fund's share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of certain of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities

The Fund may invest in "zero coupon" U.S. Treasury, foreign government, and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes, and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Hedging

Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund is permitted to enter into these transactions solely:

•	to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased; or

•	to close out or offset existing positions.

Hedging activity in the Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds ("ETFs"), or stock indexes; entering into stock index futures contracts; or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. The Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts. The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 ("Rule 4.5") promulgated under the Commodity Exchange Act, as amended (the "CEA"), by the Commodity Futures Trading Commission (the "CFTC"), under which the Fund is excluded from the definition of a "commodity pool operator." Under Rule 4.5, the Fund may engage in futures transactions without limitation, if the Fund (i) makes the following disclosures in writing to each participant, whether existing or prospective; (ii) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (iii) files a notice of eligibility under Rule 4.5 with the National Futures Association ("NFA"). The required disclosure that the Fund is making in its Prospectus, dated on or after the date of this SAI, is as follows:

The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice, if necessary.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by the Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Securities

The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts, or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund's securities investments. When a futures contract is executed, each party deposits with a futures commission merchant ("FCM") or broker (its "Contracts Custodian"), or in a segregated custodial account, a specified percentage of the contract amount (called the initial margin) and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or Contracts Custodian or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, the Fund may purchase or sell futures contracts or options thereon only if the Fund's liability for the futures position is "covered" by an offsetting position in a futures contract or option thereon, or by the Fund's segregating liquid assets equal to the Fund's liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of the Fund's liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Contracts Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, the Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on the Fund's ability to hedge or manage risks effectively.

Successful use of futures by the Fund is also subject to the ability of the Investment Adviser to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange, or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house, or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. The Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures

The Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if the Fund holds long-term debt obligations and the Investment Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. The Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures

The Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio, that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Investment Adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against the Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

The Fund's successful use of stock index futures contracts depends upon the ability of the Investment Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of the Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to the Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either the seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

The Fund may write foreign currency options that are "covered" or for which the Fund has segregated liquid assets equal to the exercise liability of the option that is adjusted daily to the option's current market value. A call option is "covered" if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. The Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Contracts Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the put option adjusted daily to the option's current market value. In addition, the Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in "Options on Securities" below.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would not limit the gain that could result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Options on Securities

The Fund may purchase put options only on equity securities (including securities of ETFs) held in its portfolio and write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an "over-the-counter" transaction). The Fund may write (sell) "covered" call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation ("OCC"), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Investment Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. Alternatively, notwithstanding the foregoing, options may be written strictly for hedging purposes.

The Fund may write only call options that are "covered" or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option's current market value. A call option is "covered" if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, the Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is generally a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do unless the Fund arranges to have its Contracts Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund's Contracts Custodian or on deposit in escrow in accordance with the OCC rules.

The premium received is the market value of an option. The premium that the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Investment Adviser in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund wishes to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option's current market value, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option's current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be subject to market risk on the security. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. The Fund may occasionally purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by the Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In order to write a call option, the Fund is required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

The Fund may also purchase put options so long as they are listed on an exchange. If the Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock that the Investment Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option, the market price for the underlying security remains at or above the put option's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Contracts Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option's current market value. If the Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund's having an immediate and absolute right to sell such securities, the Fund will segregate with its Contracts Custodian, or pledge to a broker as collateral any combination of "qualified securities" (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option's current market value.

The Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If the Fund purchases a call option, it has the right (but not the obligation) to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by the Fund to the seller of the call option is known as the "premium." If during the period of the option the market price of the underlying security remains at or below the exercise price, the Fund will be able to purchase the security at the lower market price. The profit or loss the Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option's strike price, the call option will expire worthless, representing a loss of the price the Fund paid for the call option, plus transaction costs.

Stock Index Options

Except as described below, the Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Contracts Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option's current market value. When the Fund writes a call option on a broadly-based stock market index, it will segregate with its Contracts Custodian, and/or pledge to a broker as collateral for the option, any combination of "qualified securities" (which consists of cash, U.S. Government securities, or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If, at the close of business on any business day, the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, the Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Contracts Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options

Purchases and sales of options involve the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Contracts Custodian to segregate cash or other liquid assets equal in value to the Fund's exercise liability of the option adjusted daily to the option's current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes

The Fund's purchase and sale of options on stock indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes is subject to the ability of the Investment Adviser to correctly predict movements in the direction of the stock market or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if the trading of certain stocks included in the stock index is interrupted. Trading in the stock index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. The Fund will not purchase or sell stock index option contracts unless and until, in the opinion of the Investment Adviser, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial, or industrial real estate. A REIT is not taxed at the entity level on income and gain distributed to its shareholders or unitholders if it distributes to shareholders or unitholders, among other things, at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets, and income.

REITs generally can be classified as follows:

Equity REIT: invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation that are realized through property sales

Mortgage REIT: invests the majority of its assets in real estate mortgage loans and services with its income primarily stemming from interest payments

Hybrid REIT: combines the characteristics of an Equity REIT and a Mortgage REIT

Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve specific risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. These factors may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Economic and Market Events Risk

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. It is uncertain whether or for how long these conditions could continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in the equity, credit, and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods, and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices.

Structured Securities

The Fund may purchase any type of publicly traded or privately negotiated fixed-income security, including mortgage-backed securities; structured notes, bonds, or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), or certain foreign issuers. (See "Other Federal Agency and Entity Obligations" above regarding conservatorship of FNMA and FHLMC.) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments: conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. In addition, the guarantees do not extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on several factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charges. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. For example, automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures

The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal and interest as well as any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Reinsurance Related Notes and Bonds

The Fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the Fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Restricted and Illiquid Securities

The Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act. Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, the Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. The Fund's valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Board of Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which the Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors similar to the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Investment Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Investment Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC exemptive order. Under rules promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Fund may invest in money market funds without any percentage limitation. These rules generally were intended to permit "cash sweep" arrangements in which a fund invests available cash in money market funds rather than directly in short-term instruments. See "Short-Term Investments."

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exchange-Traded Funds ("ETFs")

Under Section 12(d)(1)(F) of the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF's (or other investment company's) total outstanding stock ("3% Limitation"). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the 1940 Act investment limitations, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. The Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

Closed-End Funds

Subject to the applicable limitations of the 1940 Act, the Fund may invest in closed-end funds. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change. Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock and through borrowings. While leverage often serves to increase the yield of closed-end funds, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund's expenses.

Business Development Companies

Subject to the limitations of the 1940 Act, the Fund may invest in business development companies ("BDCs"). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change.

Repurchase Agreements

The Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the Fund's Contracts Custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

Loans of Portfolio Securities

The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice (as used herein, "business day" shall denote any day on which the New York Stock Exchange ("NYSE") and the Contracts Custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders' and custodial fees in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend its securities to any director, officer, employee, or affiliate of the Investment Adviser, Integrity Fund Services, LLC ("Integrity Fund Services" or the "Transfer Agent"), or Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or the "Distributor"), unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against the Box

The Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if, at the time of the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any particular time.

The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales "Against the Box")

The Fund may occasionally sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short; and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Municipal Securities

The Fund may invest in municipal securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation, and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in "private activity" bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies, and broker-dealers. A participation interest gives the Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Short-Term Investments

When the Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation. In addition to the risks discussed in "Securities of Other Investment Companies" above, an investment by the Fund in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

ADDITIONAL INFORMATION

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case Fund management and the Board may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Temporary Defensive Positions and Cash Management Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short-term fixed-income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. See "Investments and Risks—Short-Term Investments." In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of the Fund's shareholders and the interests of the Fund's investment advisers, principal underwriters, or affiliated persons of the Fund's investment advisers or principal underwriters. This Policy is applicable to the Investment Adviser.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Fund has a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by the Fund, the Investment Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Fund that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser's fiduciary duties, and with the Investment Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Fund, the Investment Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for the Fund by the Investment Adviser and the Fund:

Internet Site and Quarterly Advertistements

The Fund is allowed to post up to its top 25 holdings on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Fund also may advertise up to the top 25 holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund, and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Fund must disclose its complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter of its fiscal year or the Form N-CSR for the second and fourth quarter of its fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Fund must provide either complete portfolio holdings or summaries of its portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value.

Other Disclosure

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

The Investment Adviser and the Fund currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser's officers ("Designated Persons") may authorize providing non-public Holdings Information of the Fund that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or thid-party data service providers (each a "Recipient") who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Fund's legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement"), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Fund's trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Fund to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Fund or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust ("CCO"). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Fund, and will not adversely affect the shareholders or the Fund, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Fund and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers of, and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not "interested persons" (for regulatory purposes) of the Trust, the Investment Adviser or Integrity Funds Distributor (the "Independent Trustees") are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. A Trustee who is an "interested person" (for regulatory purposes) of the Trust is referred to as an "Interested Trustee."

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust's Investment Adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Investment Adviser, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations. The Board has appointed a Chief Compliance Officer ("CCO") who administers the Trust's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board Meetings" which are typically held quarterly, in person, and involve the Board's review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal "Board Meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations, or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees--an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under "Board Committees", below. Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Chairman of the Board is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC ("Corridor"), the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor. The Trust has appointed Orlin W. Backes as Lead Independent Trustee. As such, Mr. Backes is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers to the Integrity Funds, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust serve on the boards of the other funds in the Fund Complex (as defined below). Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this "unitary" structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens, and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board's leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its "unitary" structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board Oversight of Risk Management

The Board's oversight extends to the Trust's risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust's compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust's independent public accounting firm to discuss, among other things, the internal control structure of the Trust's financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Trust's portfolios. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Trust's portfolios. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a fund's goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board's risk management oversight is subject to certain limitations.

Information about Each Trustee's Qualifications, Experience, Attributes or Skills

The Board believes that each Trustee's experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications, and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Integrity/Viking fund family and a co-portfolio manager of the WB/MNAS Fund and the Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Integrity Fund Family. He has also previously served as president of several funds in the Integrity Fund Family. In addition, Mr. Walstad holds the Series 7, 24, 27, 52 and 53 securities licenses and is a Registered Options Principal, a General Securities Sales Supervisor (combination of Series 9 and 10), and a Registered Representative in the states of Kansas and North Dakota as an agent.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Orlin W. Backes. Mr. Backes has been a member of the law firm of McGee, Hankla, Backes & Dobrovolny, P.C. since 1963 where his practice focuses on real estate, probate, and oil, gas, and mineral law. He also has served as a director of First Western Bank & Trust since 1970 and is a member of its trust committee.

R. James Maxson. Mr. Maxson is currently the owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently is chair of the Minot Area Development Corporation, chair of the Vincent United Methodist Foundation, and serves on the board of directors of the Peoples State Bank of Velva, North Dakota, as well as the board of directors of St. Joseph's Community Health Foundation and St. Joseph's Foundation. He is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota.

Board Committees

The Audit Committee consists of the three Independent Trustees of the Board of Trustees: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, and recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the internal controls for the Trust's portfolios, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ending December 31, 2011, the Audit Committee held ____ meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Board of Trustees: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee takes a leadership role in shaping the governance of the Trust's portfolios. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the fiscal year ending December 31, 2011, the Governance and Nominating Committee held ____ meetings.

When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust's Secretary at The Integrity Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of fund(s) in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;

•	the name and background information of the proposed candidates; and

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Additional Information About Trustees and Officers

Each Trustee and Officer serves the Trust's portfolios until their termination; or until such individual's retirement, resignation, or death; or otherwise as specified in the Trust's organizational documents. The tables that follow show information for each Trustee and Executive Officer of the Trust.

Note: For purposes of this section, the term "Fund Complex" refers to Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the two series of Viking Mutual Funds, and the four series of The Integrity Funds.

Independent Trustees

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc. and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: January 2006 13 Funds overseen	Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes 948 13th Ave SW Minot, ND 58701 Birth date: May 11, 1935

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: June 2003 13 Funds overseen	Other Directorships Held: First Western Bank & Trust

R. James Maxson 1 N. Main St. Minot, ND 58703 Birth date: December 12, 1947

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc. (1999 to present) and Integrity Managed Portfolios (1999 to present), and Viking Mutual Funds (2009 to present)

Trustee Began serving Trust: June 2003 13 Funds overseen	Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation, St. Joseph's Foundation, and Minot Area Development Corporation

Interested Trustee

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 Birth date: August 16, 1944

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, and Chairman (2002 to 2007): Capital Financial Services, Inc.; Director and President (1994 to 2004): South Dakota Tax-Free Fund, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009); The Integrity Funds (2003 to 2007 and 2008 to 2009); Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), Integrity Fund of Funds, Inc. (1994 to present), and ND Tax-Free Fund, Inc. (1988 to 2009); Trustee and Chairman: Integrity Managed Portfolios (1996 to present); Trustee and Chairman: The Integrity Funds (2003 to present) and Viking Mutual Funds (2009 to present)

Trustee, Chairman Began serving Trust: June 2003 13 Funds overseen	Other Directorships Held: Minot Park Board

Officers

Name Address Date of Birth Position with Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held

Shannon D. Radke(2) 1 N. Main Street Minot, ND 58703 Birth date: September 7, 1966

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Director and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer, Trustee (1999 to 2009), and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios

President Began serving Trust: August 2009	Other Directorships: Minot Chamber of Commerce

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 Birth date: February 23, 1934

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Director and Vice President (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), Integrity Funds Distributor, Inc. (1996 to 2009), ND Capital, Inc. (1988 to 2006); Director, Vice President, and Secretary: Montana Tax-Free Fund, Inc. (1993 to 2009), and ND Tax-Free Fund, Inc. (1988 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; Vice President (2009 to present): Viking Mutual Funds

Vice President Began serving Trust: June 2003	Other Directorships: Not applicable

Adam C. Forthun(2) 1 N. Main St. Minot, ND 58703 Birth date: June 30, 1976

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, LLC; Treasurer: ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios, The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present).

Treasurer Began serving Trust: May 2008	Other Directorships: Not applicable

Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 Birth date: October 9, 1970

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds.

Mutual Fund Chief Compliance Officer and Secretary Began serving Trust: October 2005 (Mutual Fund Chief Compliance Officer) and October 2009 (Secretary)	Other Directorships: Not applicable

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a director of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Backes, Maxson, and Stai are Directors or Trustees, as the case may be, of four open-end investment companies advised by the Investment Adviser (representing 13 portfolios). Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to four open-end investment companies advised by the Investment Adviser (representing 13 portfolios).

Share Ownership

For each Trustee, the dollar range of equity securities in the Fund beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Fund are shown below as of December 31, 2011:

	Dollar range of equity securities in:
	The Fund[1]	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)
Independent Trustees
Jerry M. Stai	$0
Orlin W. Backes	$0
R. James Maxson	$0

Interested Trustee
Robert E. Walstad	$0

_________________________

[1]	Because the Fund is newly created, no Trustees owned shares of the Fund as of December 31, 2011.

As of December 31, 2011, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of any of the Integrity Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of any of the Integrity Funds.

Compensation of the Board of Trustees

During 2011, Trustees who are not considered to be "interested persons," as that term is defined in the 1940 Act, of the Integrity Funds were paid an annual fee of $15,000 for service as trustee or director, as the case may be, on the boards of the funds in the complex. Since January 1, 2012, the amount of the annual fee has been $18,000. Mr. Walstad, as an "interested person" of the Integrity Funds and the other funds in the fund complex, receives no compensation from the Integrity Funds or such other funds for serving as a trustee or director, as applicable.

The following table sets forth compensation paid by the Trust to each of the Trustees and total compensation paid to each Trustee for the fiscal year ended December 31, 2011. The Integrity Funds have no retirement or pension plans for their Trustees.

	Aggregate* Compensation from Trust			Total Compensation from Fund Complex**
Independent Trustees
Jerry M. Stai
Orlin W. Backes
R. James Maxson

Interested Trustee, Chairman
Robert E. Walstad	$0	$0	$0	$0

TOTALS

*	Based on compensation paid to the Independent Trustees for the fiscal year ended December 31, 2011, for services as a Trustee to the three then-existing portfolios of the Trust.

**	Based on the compensation paid to the Trustees for the fiscal year ended December 31, 2011, for services to the 13 portfolios of the Fund Complex as of December 31, 2011.

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds." On March 3, 2003, the trust was renamed "The Integrity Funds."

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the fund to which it relates with each other share in that fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable. Pursuant to the 1940 Act, shareholders of each fund are required to approve the adoption of any changes in fundamental investment restrictions or policies of such fund. Shareholders of each fund of The Integrity Funds are also required pursuant to the 1940 Act to approve the adoption of any investment advisory agreement relating to such fund (unless an exemptive order or other relief provided by the SEC applies). Shares of a fund will be voted with respect to that fund only, subject to certain exceptions. The Trustees are empowered by The Integrity Funds' Declaration of Trust (the "Declaration of Trust") and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, the Fund only offers Class A shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares of the Trust and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the series of The Integrity Funds will be liable for the debts or obligations of any other series of The Integrity Funds. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant series for any loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, Brock Teets, a Regional Director of Marketing of the Integrity Viking Funds, 1 N. Main Street, Minot, North Dakota, 58703, is the initial shareholder of the Fund and, as a result, has the ability to significantly affect the outcome of any matter requiring a shareholder vote. Shareholders owning more than 25% of the shares of the Fund are deemed to "control" the Fund within the meaning of the 1940 Act. After the public offering commences, it is not anticipated that Mr. Teets will continue to control the Fund by virtue of share ownership.

Prior to the public offering, none of the officers or Trustees of the Trust owned any shares of the Fund.

INVESTMENT ADVISER

Viking Management has been retained by the Fund under an investment advisory agreement (the "Investment Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Trustees. Prior to August 1, 2009, Integrity Money Management, a subsidiary of Integrity Mutual Funds, Inc. ("Integrity"), served as investment adviser to the then-existing series of the Trust. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution, and other services to the Fund, as well as to the other funds in the Fund Complex described above under "Trustees and Officers," primarily through its subsidiaries. Viking Management has been a wholly-owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

As investment adviser, Viking Management makes the day-to-day investment decisions for the Fund and continuously reviews, supervises, and administers the Fund's investment program. The address of Viking Management is PO Box 500, Minot, North Dakota 58702. As indicated under "Trustees and Officers" (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Trust, is also a governor and member of Corridor and a portfolio manager of Viking Management; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and (iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

The Investment Advisory Agreement provides that the Investment Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies, and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In performing its investment management services to a Fund, the Investment Adviser has agreed to provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions, and trends and long-range investment policy. Except for certain expenses that have been specifically allocated to the Investment Adviser, the Investment Adviser is not required to pay any expenses of the Fund or the Trust. For its services, the Investment Adviser is entitled to a monthly management fee at an annual rate of 0.75% of the Fund's average daily net assets.

The Investment Adviser has contractually agreed to waive fees and reimburse expenses through ________, 2013 so that the Fund's net annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% of the Fund's average daily net assets. In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before the Investment Adviser waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

The Investment Advisory Agreement will be in effect for an initial two-year term and, thereafter will continue to be in effect year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party and by either the shareholders or the Board of Trustees. The Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the Fund upon a vote of a majority of the Trustees or by a vote of the majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or upon 60 days' written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

The Investment Advisory Agreement provides that the Investment Adviser is not generally liable to, among others, the Fund, the Trust, or to any holder of the Fund's shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

Portfolio Managers

Viking Management provides advisory services to the Fund under a portfolio management team (the "Team") that is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The Team currently consists of Shannon Radke, who acts as the Lead Portfolio Manager, assisted by Josh Larson, Michael Morey and Kyle Pankratz.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an unrelated investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 13 years. In addition to the Fund, Mr. Radke serves as co-portfolio manager to various other Integrity/Viking funds.

Mr. Larson received Bachelor of Science degrees in finance and management from Minot State University in 2010. Since October 2010, he has served as a fund accountant for the Integrity Viking Funds and as a research analyst for certain funds advised by Viking Management.

Mr. Morey received a Bachelor of Science degree in finance from Minot State University in 2010. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. Mr. Morey is also a Regional Director of Marketing for the Integrity Viking Funds (with respect to the State of Texas). In addition, he is enrolled in the Chartered Financial Analyst Program.

Mr. Pankratz received a Bachelor of Science degree in finance from Minot State University in 2009. Since July 2009, he has served as a fund accountant for the Integrity Viking Funds and, since October 2011, as supervisor of research for certain funds advised by Viking Management.

Compensation

Each portfolio manager's compensation is based on a fixed salary paid every other week. They are not compensated for client retention. Additionally, a portion of Mr. Morey's compensation may be based on commissions in connection with his position as a Regional Director of Marketing. In addition, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 4% match by Corridor of the employee's gross pay as long as the employee has elected to contribute at least 4% of his or her gross pay.

In addition, Mr. Radke owns membership interests in Corridor equal to approximately 9% of Corridor's total membership interests. These membership interests were received in 2009 for, among other things, his experience and role in the operations of Corridor.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.

•

The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

The Investment Adviser and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Fund

The number of, and total assets in, all registered investment companies (other than the Fund), other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of _____________, 2012, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Other than the Fund) & Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Fund
Shannon D. Radke	__ accounts with assets of $____million	None	None	None
Josh Larson	0 accounts with assets of $0 million	None	None	None
Michael Morey	0 accounts with assets of $0 million	None	None	None
Kyle Pankratz	0 accounts with assets of $0 million	None	None	None

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Manager-of-Managers

Under the Investment Advisory Agreement, the Investment Adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each then-existing series of the Trust approved a "manager-of-managers" structure for their fund and, in December 2011, the initial shareholder of the Fund approved the structure for the Fund. Under the terms of an order from the SEC, the Fund may be managed under a "manager-of-managers" structure (the "SEC Order"). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund.

Under the "manager-of-managers" structure, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to the Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies, and restrictions.

Code of Ethics

Viking Management, Integrity Funds Distributor and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Fund, subject to the restrictions of the codes.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Integrity Fund Services, a wholly-owned subsidiary of Corridor, a North Dakota limited liability company affiliated with the Investment Adviser and Distributor, provides the Fund with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Fund's clerical and administrative functions. For its transfer agency services, every month the Fund pays Integrity Fund Services an asset-based fee, plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional class. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider and Administrator

Accounting services provided by Integrity Fund Services to the Fund may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. As administrator for the Fund, Integrity Fund Services manages all aspects of the Fund's operations except those provided by other service providers. For accounting and administrative services, the Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional fee of $1,000 per month is charged for each additional share class.

CUSTODIAN

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55479, serves as the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's independent registered public accounting firm is [____________________________]. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi-annual unaudited financial statements of the Fund. The independent registered public accounting firm will report on the Fund's annual financial statements, review certain regulatory reports and the Fund's income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 serves as counsel for the Trust.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through Integrity Funds Distributor, LLC, PO Box 500, Minot, North Dakota 58702.

Since July 31, 2009, the Distributor has been a wholly-owned subsidiary of Corridor. Prior to July 31, 2009, the Distributor was a wholly-owned subsidiary of Integrity. Shannon D. Radke is an officer and governor of Corridor, an officer of the Trust, and an officer and director of Integrity Funds Distributor. Peter A. Quist is a governor of Corridor and an officer of the Trust. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Trust. Adam C. Forthun and Brent M. Wheeler are Officers of the Trust. See "Trustees and Officers." Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 Fees (as defined in "Rule 12b-1 Plan" below) or brokerage commissions by the Fund to the Distributor.

Pursuant to a Distribution and Services Agreement with the Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Fund. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund's shares. Integrity Funds Distributor receives for its services the applicable sales charge of the Fund's shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act, as amended.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the funds ("Integrity/Viking funds") distributed by the Distributor. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking funds, including costs associated with educating a firm's financial advisors about the features and benefits of the Integrity/Viking funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking funds.

In fiscal year 2012, the Distributor expects that it will pay additional compensation to the following dealers:

Charles Schwab

Morgan Stanley

Pershing

Prudential Investment Management Services

Ameriprise Financial, Inc.

MSCS Financial Services

12b-1 Plan

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by a fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. The Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under the Fund's Plan, it is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the Fund's shares (the "12b-1 Fee").

Integrity Funds Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks, and savings and loan institutions, and their affiliates and associated broker-dealers that have entered into service agreements with Integrity Funds Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Fund, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders. The Plan compensates Integrity Funds Distributor regardless of its expenses, however, and, in any given year, Integrity Funds Distributor may have fewer expenses than the amount of the payments.

The Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board, including a majority of the trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Qualified Trustees"). The Fund's Plan may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to the Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the Fund. Other material amendments to the Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may, out of its own resources, make payments to dealers that are holders or dealers of record for accounts in the Fund. A dealer's marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer's preferred or recommended fund list, and access to sales meetings, sales representatives, and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Integrity Funds Distributor has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of the Fund's existence.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also "Purchase and Redemption of Shares" for additional information regarding compensation to dealers.

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to the Fund's underlying securities holdings. The Trustees will review the Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy"). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. Currently, the Investment Adviser generally follows proxy voting guidelines developed by Glass, Lewis & Co.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between the Fund's shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Fund. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the Fund.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETFs or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. While the Investment Adviser generally seeks to obtain the most favorable prices, the Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including:

•	the market impact of the trade;

•	the broker or dealer's execution capabilities;

•	the size of the transaction;

•	the difficulty associated with executing the transactions;

•	the operational facilities of the broker or dealer;

•	the risk to the broker or dealer of positioning a block of securities;

•	brokerage service arrangements made available by the broker or dealer; and

•	research, brokerage, and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser, be reasonable in relation to the value of the brokerage services provided, under each investment advisory agreement and sub-advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Investment Adviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Investment Adviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Investment Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Investment Adviser's overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Investment Adviser and not solely or necessarily for the benefit of the Fund. The Investment Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Investment Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Adviser will not be reduced as a consequence of the Investment Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Investment Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Investment Adviser in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Viking Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Fund may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by applicable rules and regulations. Affiliated persons of the Investment Adviser include its parent, Corridor, each of their respective subsidiaries, and the Officers and Directors of any of such entities.

The Fund is authorized to execute portfolio transactions through, and to pay commissions to broker-dealers affiliated with, the Investment Adviser and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate. The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, Integrity Funds Distributor, or their affiliates.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. The Fund offers Class A shares.

You may purchase shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge, if any, imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the shares of the Fund. The example assumes a purchase based on the initial net asset value for shares of the Fund aggregating less than $100,000, subject to the schedule of sales charges set forth in the Prospectus, at a price based upon the net asset value of the shares.

Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public
$	$	$

*	The per share sales charge for the Fund is 5.00% (5.26% of net asset value per share).

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

The Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that the Fund will receive from such sale. See also "Distributor" for additional information regarding fees paid to broker-dealers and others.

Reduction of Up-Front Sales Charges on Shares

Letters of Intent

An investor may qualify for a reduced sales charge on shares immediately by stating his or her intention to invest in shares of one or more of the funds in the Integrity family of funds, during a thirteen-month period, an amount that would qualify for a reduced sales charge shown in the Fund's Prospectus under "The Shares Offered" and by signing a non-binding Letter of Intent, which may be signed at any time within ninety days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the thirteen-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the thirteen-month period equal or exceed the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of shares exceed the amount specified and qualify for a further quantity discount, Integrity Funds Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, children, and grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity/Viking family of funds (the "Integrity funds") to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k), 403(b), or 457 plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

•	the Investor's current purchase; and

•	the cumulative cost of shares purchased or the current market value of the shares of the Integrity funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Integrity fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity funds.

Investments of $1 Million or More

If you invest $1 million or more in the Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased.

Group Program

The Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase shares of the Fund with a lower minimum initial investment and with a lower sales charge, if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor's Group Program (such as an employee investment program) meets the requirements described below, the Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of shares together with the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to the Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	the administrator of an investor's investment program must have entered into an agreement with Integrity Funds Distributor;

•

such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

•

such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, the Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of the Fund by each participant in an employee investment program be at least $25 per month. The Fund reserves the right to modify or terminate this program at any time.

Waivers of Up-Front Sales Charges on Shares

Shares of the Fund may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former officers, trustees, directors, governors, and employees of the Fund, its investment adviser, its principal underwriter, or certain affiliated companies, for themselves, for members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain fee-based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•	employer-sponsored retirement plans, including 401(k), 403(b), 457, profit-sharing, and defined benefit plans;

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves or members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit-sharing, or other benefit plan for such persons.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economics of scale and reduced sales-related efforts.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the Trust's website at www.integrityvikingfunds.com, from the Prospectus, or from your financial adviser.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See "Systematic Investing—the Monthomatic Investment Plan" in the Prospectus for additional information.

Exchange Privilege

As described in the Prospectus under "Special Services—Exchanging Shares," the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor. The exchange privilege may be changed or discontinued upon sixty days' written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares.

In addition, as described in the Prospectus, if you were a shareholder of the IPS Millennium Fund or IPS New Frontier Fund on April 22, 2005, you may exchange shares within the same class into other funds underwritten by Integrity Funds Distributor without paying a sales charge, regardless of whether you are exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Minimum Investment

The minimum initial investment for shares of the Fund is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or with a simple letter addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within fifteen calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House ("ACH") network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption proceeds may be transmitted through a wire transfer for a fee of $9.00.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Fund takes certain measures to verify telephone requests, it will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Additional Information on Purchases and Redemptions

The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Fund.

The Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;

•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason other than fluctuation in the market value of the Fund's portfolio securities. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

The Fund reserves the right to redeem in-kind; that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

If you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, in the Fund, you can buy shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares for qualified retirement plans or of $1 million dollars or more.

The Fund allocates net interest income to those shares for which it has received payment.

Systematic Withdrawal Program

The owner of $5,000 or more of shares of the Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually, or annually. Sufficient shares will be redeemed from the investor's account for the designated amount on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. The Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see "Systematic Withdrawal Program" in the Prospectus.

NET ASSET VALUE

Net asset value ("NAV") per share of the Fund is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The Fund's investments are primarily valued using market quotations. Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;

•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and

•

short-term money market instruments (such as certificates of deposit, bankers' acceptances, and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

In addition, corporate debt securities (other than short-term instruments and debt securities described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. To the extent the Fund invests in open-end management investment companies, the Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Trustees.

EXPENSES OF THE FUND

The expenses of the Trust and of the Fund include, among others:

•	organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Investment Adviser's overhead and employee costs);

•	fees payable to the Investment Adviser and to any other Fund advisers or consultants;

•	legal expenses;

•	auditing and accounting expenses;

•	interest expenses;

•	telephone, telex, facsimile, postage, and other communications expenses;

•	taxes and governmental fees;

•	fees, dues, and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations;

•	cost of insurance relating to fidelity coverage for the Trust's officers and employees;

•	fees and expenses of the Fund's administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Fund;

•	payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

•	expenses of preparing share certificates, if any;

•	other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Fund;

•	expenses relating to investor and public relations;

•	expenses of registering shares of the Fund for sale and of compliance with applicable state notice filing requirements;

•	freight, insurance, and other charges in connection with the shipment of the Fund's portfolio securities;

•

brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund;

•	expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to shareholders;

•	costs of stationery or other office supplies;

•	any litigation expenses;

•	costs of shareholders' and other meetings;

•

the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

•

travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

FEDERAL TAX MATTERS

[to be updated]

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a RIC (such as the Fund) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning thirty days before and ending thirty days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Deferral of Basis

In reporting any gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

	•	in your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),

	•	you sell some or all of your original shares within ninety days of their purchase, and

	•	you reinvest the sales proceeds in the Fund or in another Integrity fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN:

in reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Nature of Fund's Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things:

•	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

•	convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income;

•	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

•	cause the Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

•	adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount, and timing of distributions to shareholders. These provisions also will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes.

Buying Shares Close to a Record Date

Distributions by the Fund reduce the NAV of the Fund's shares. Should a taxable distribution reduce the NAV below a shareholder's cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2013, at which time the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Tax Credit

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's ordinary income dividends paid to you. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after December 31, 2012, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests, or commodities.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2012, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.

Income Not Effectively Connected

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly reported by the Fund as "interest-related dividends" or "short-term capital gain dividends", will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

Because the shares of the Fund are newly offered, there is no financial information available for the shares as of the date of this SAI.

APPENDIX A—DESCRIPTION OF SHORT-TERM AND LONG-TERM OBLIGATION RATINGS

The following descriptions of ratings on obligations are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's").

Short-Term Obligation Ratings

Moody's

Moody's short-term obligation ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 (Prime-1):	Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2):	Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3):	Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP (Not Prime):	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

Standard & Poor's

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1:

A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1:

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

B-2:

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

B-3:

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

C:

A short-term obligation rated "C" is currently vulnerable to non-payment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Long-Term Obligation Ratings

Moody's

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised.

Investment Grade

Aaa:	Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Below Investment Grade

Ba:	Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated "B" are considered speculative and are subject to high credit risk.

Caa:	Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated "Ca" considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated "C" are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of that generic rating category.

Standard & Poor's

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:

A obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated "CC" is currently highly vulnerable to nonpayment.

C:

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

PART C
OTHER INFORMATION

ITEM 28: EXHIBITS

(a)	Declaration of Trust dated October 31, 1997(1)

(b)	Bylaws(3)

(c)	(1)	Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.001 per share, dated October 31, 1997(1)

	(2)	Amended Certificate of Series Designation.(12)

(d)	(1)	(i) Investment Advisory Agreement between the Registrant and Viking Fund Management, LLC ("Viking Management") on behalf of the Williston Basin/Mid-North America Stock Fund(3)

(ii) Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity High Income Fund(3)

(iii) Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Growth & Income Fund(3)

(iv) Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Dividend Harvest Fund(12)

	(2)	Sub-Advisory Agreement between J.P. Morgan Investment Management Inc. and Viking Management on behalf of the Integrity High Income Fund(3)

(e)	(1)	Distribution and Services Agreement with Integrity Funds Distributor, LLC ("Integrity Funds Distributor") for the Williston Basin/Mid-North America Stock Fund(3)

	(2)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity High Income Fund(3)

	(3)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Growth & Income Fund(3)

	(4)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Dividend Harvest Fund(12)

(f)	Not Applicable

(g)	Custody Agreement with Wells Fargo Bank, N.A. on behalf of all Series(2)

(h)	(1)	(i) Transfer Agency Agreement between the Registrant and Integrity Fund Services, LLC ("Integrity Fund Services") on behalf of all Series(3)

(ii) Administrative and Accounting Services Agreement between the Registrant and Integrity Fund Services on behalf of all Series(3)

	(2)	(i) Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management on behalf of the Williston Basin/Mid-North America Stock Fund(10)

(ii) Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management on behalf of the Integrity High Income Fund(10)

(iii) Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management on behalf of the Integrity Growth & Income Fund(10)

(iv) Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management on behalf of the Integrity Dividend Harvest Fund(12)

(i)	(1)	Opinion and Consent of Underberg & Kessler LLP dated December 3, 1997(1)

	(2)	Opinion and Consent of Dechert LLP dated September 5, 2003(4)

	(3)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated April 27, 2004(5)

	(4)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated December 8, 2004(6)

	(5)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated February 25, 2005(7)

	(6)	Consent of Sutherland Asbill & Brennan LLP dated April 27, 2006(8)

	(7)	Consent of Chapman and Cutler LLP(12)

	(8)	Opinion and Consent of Counsel(12)

(j)	Consent of Independent Auditors

(k)	Not Applicable

(l)	Not Applicable

(m)	(1)	(i) Shareholder Services Plan for the Williston Basin/Mid-North America Stock Fund(3)

(ii) Shareholder Services Plan for the Integrity High Income Fund(3)

(iii) Shareholder Services Plan for the Integrity Growth & Income Fund(3)

(iv) Shareholder Services Plan for the Integrity Dividend Harvest Fund(12)

	(2)	Form of Dealer Agreement(4)

(n)	(1)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Williston Basin/Mid-North America Stock Fund(3)

	(2)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity High Income Fund(3)

	(3)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Growth & Income Fund(3)

(o)	Reserved

(p)	(1)	Code of Ethics(10)

	(2)	Code of Ethics of J.P. Morgan Investment Management Inc.(9)

(z)	Power of Attorney Authorization(11)

(1)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 6, filed on December 8, 1997.

(2)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 34, filed on October 1, 2007.

(3)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 62, filed on May 3, 2010.

(4)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 21, filed on September 5, 2003.

(5)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 23, filed on April 27, 2004.

(6)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 24, filed on December 16, 2004.

(7)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 25, filed on February 25, 2005.

(8)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 29, filed on April 27, 2006.

(9)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 40, filed on May 1, 2008.

(10)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 63, filed on May 2, 2011.

(11)	Filed herewith.

(12)	To be filed on amendment.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable

ITEM 30: INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to the Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of the Registrant's Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit, or proceeding) is asserted against the Registrant by such Trustee, officer, or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

(a)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit, or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

(b)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)

To the extent that a Trustee, employee, or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) or (b) above in defense of any claim, issue, or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

(d)

Except as provided in subsection (c) above, any indemnification under subsection (a) or (b) above (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee, or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection (a), (b) or (h). Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

(e)

Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Trust in advance of the final disposition of such action, suit, or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee, or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in the Declaration of Trust; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)

The indemnification provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees, or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee, or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)

The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee, or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)

Anything to the contrary in the foregoing subsections (a) through (g) above notwithstanding, no Trustee, employee, or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee, or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

ITEM 31: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of Viking Management, LLC ("Viking Management") is summarized under "Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant's adviser, Viking Management, is incorporated by reference to Form ADV filed by Viking Management with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56605).

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant's sub-adviser, J.P. Morgan Investment Management Inc., is incorporated by reference to Form ADV filed by J.P. Morgan Investment Management Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-21011).

ITEM 32: PRINCIPAL UNDERWRITERS

(a)	The principal underwriter of the Trust's shares, Integrity Funds Distributor, currently acts as a principal underwriter, depositor, or investment adviser for the following other investment companies:

Integrity Managed Portfolios
Integrity Fund of Funds, Inc.
Viking Mutual Funds

Integrity Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

(b)	The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the response to Item 25.

	NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
	Shannon D. Radke PO Box 500 Minot, North Dakota 58702	Governor, President	President
	Toben Taft PO Box 500 Minot, North Dakota 58702	Governor, Vice President	None
	Jacqueline L. Case PO Box 500 Minot, North Dakota 58702	Governor, Secretary	None
	Kraig Klebe PO Box 500 Minot, North Dakota 58702	Governor, Treasurer	None

(c)	Not applicable

ITEM 33: LOCATION OF ACCOUNTS AND RECORDS

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of the Registrant and maintains all records related to that function. Integrity Fund Services serves as transfer agent, dividend disbursing, administrative, and accounting services agent of the Registrant and maintains all records related to those functions. Integrity Funds Distributor serves as the principal underwriter of the Registrant and maintains all records related to that function. Viking Management serves as the Registrant's investment adviser and maintains all records related to that function. The Registrant maintains all of its corporate records. The street address of Integrity Funds Distributor, Integrity Fund Services, Viking Management, and the Registrant is 1 Main Street North, Minot, North Dakota 58703.

ITEM 34: MANAGEMENT SERVICES

Not applicable

ITEM 35: UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment Number 65 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot and the State of North Dakota on the 3rd day of February, 2012.

THE INTEGRITY FUNDS
By:	/s/ Shannon D. Radke
Shannon D. Radke
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 65 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 3, 2012:

Signature	Title

/s/ Shannon D. Radke	President
Shannon D. Radke	(Principal Executive Officer)

/s/ Adam Forthun	Treasurer
Adam Forthun	(Principal Financial and Accounting Officer)

Robert E. Walstad*	Trustee and Chairman of the Board	)
Jerry M. Stai*	Trustee	)	By:	/s/ Shannon D. Radke
Orlin W. Backes*	Trustee	)		Shannon D. Radke
R. James Maxson*	Trustee	)		Attorney-in-Fact

*An original power of attorney authorizing Shannon D. Radke to execute any amendment to Registration Statement No. 33-53698 for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment No. 65 to the Registration Statement is being filed has been executed and is being filed herewith with the Securities and Exchange Commission.

EXHIBITS

(z)	Power of Attorney Authorization